EXHIBIT 10.8

                              INVESTMENT AGREEMENT

         THIS INVESTMENT AGREEMENT (the "Agreement") is dated as of September 15, 2004, by and between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Buyer"), and SAGAMORE HOLDINGS, INC., a Florida corporation (the "Company").

                                    RECITALS:

         The parties have reached an agreement pursuant to which the Buyer shall make an investment in the Company, and the Company shall issue and sell to the Buyer shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), all in accordance with the terms hereof. The net proceeds to be received by the Company shall be used to acquire the assets of Nexus Custom Electronics, Inc. (the "Seller") through a wholly-owned subsidiary of the Company (the "Target"), at the Closing (as defined below).

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual premises herein set forth and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. ISSUANCE OF SHARES AND RELATED TRANSACTIONS.

                  1.1. Issuance of Shares. At Closing (as defined below), subject to the terms, restrictions and conditions of this Agreement, the Buyer shall acquire, and the Company shall sell, issue and deliver to the Buyer Six Million (6,000,000) shares of Series A Preferred Stock (the "Buyer's Stock"), which shall have the right and designations set forth on EXHIBIT "A" hereto. All Buyer's Stock and the Common Stock into which such Buyer's Stock is convertible shall be free and clear of all liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description (collectively, "Encumbrances").

                  1.2. Purchase Price. The purchase price (the "Purchase Price") for the Buyer's Stock shall be equal to $6,000,000, which shall be paid to the Company in immediately available funds on the Closing Date (as set forth in SECTION 1.3 hereof. The Purchase Price shall be reduced by the fees described in
SECTION 11.9 hereof.)

                  1.3. Closing. The parties to this Agreement shall consummate the transactions contemplated by this Agreement at a closing (the "Closing") to be held no later than September 15, 2004; provided, in no event shall the Closing occur prior to the satisfaction of the conditions precedent set forth in SECTIONS 7, 8 AND 9 hereof. The date of Closing is referred to herein as the "Closing Date." The Closing shall take place at the offices of counsel to the Buyer, or at such other place as may be mutually agreed upon by the Buyer and the Company. At the Closing, the Company shall deliver to the Buyer certificates representing the Buyer's Stock.

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         2. ADDITIONAL AGREEMENTS.

                  2.1. Agreement to Register the Common Stock. The Company shall register the Common Stock underlying the Buyer's Stock with the Securities and Exchange Commission (the "SEC") pursuant to the terms of a Registration Rights Agreement (the "Registration Rights Agreement") of even date herewith between the Company and the Buyer. The Company acknowledges and covenants to the Investor that it is a material inducement to the Investor that it shall register the Common Stock underlying the Buyer's Stock in strict compliance with the terms of the Registration Rights Agreement (regardless of prevailing market conditions), which provision is a material inducement to Buyer agreeing to enter into this Agreement.

                  2.2. Access and Inspection, Etc. The Company shall allow the Buyer and its authorized representatives full access during normal business hours from and after the date hereof and prior to the Closing Date to all of the properties, books, contracts, commitments and records of the Company for the purpose of making such investigations as the Buyer may reasonably request in connection with the transactions contemplated hereby, and shall cause the Company to furnish Buyer such information concerning its affairs as Buyer may reasonably request. The Company has caused and shall cause its personnel to assist the Buyer in making such investigation and shall use their best efforts to cause the counsel, accountants, engineers and other non-employee representatives of the Company to be reasonably available to Buyer for such purposes.

                  2.3. Public Announcements. The parties will consult with each other before issuing any press releases or otherwise making any public statement with respect to this Agreement or any of the transactions contemplated hereby and no party will issue any such press release or make any such public statement without the prior written consent of the other parties, except as may be required by law or by the rules and regulations of any governmental authority or securities exchange.

                  2.4. Best Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties shall use its best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions.

                  2.5. Further Assurances. The parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including, without limitation, to issue the Buyer's Stock and to consummate the transactions contemplated by this Agreement.

         3. NEGATIVE COVENANTS. The following covenants shall remain in effect for so long as the Buyer owns shares of Series A Preferred Stock.

                  3.1. Lock-up Agreement. On the date hereof, the Company shall obtain from each officer and director of the Company and the Target a lock-up agreement. Such lock-up agreement shall prohibit sales of the Company's Common Stock for so long as the Series A Preferred Stock is outstanding.


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

                  3.2. No Payment of Management Fees. The Company shall not make any payments of (i) salaries, management fees, commissions or any other cash remuneration to officers or directors of the Company that is also an "affiliate" the Company (the "Management Group") or (ii) on any notes, accounts payable or other obligations or liabilities owed to any member of Management Groups until the Initial Registration Statement has been effective (as declared by the Securities and Exchange Commission) for a period of at least 90 days (the "Prohibition Period"); provided, however, the Company or the Target shall be permitted to make the payments required under the employment agreements with Robert Farrell, Joseph Donohue and Dan Shea, executed the date hereof.

                  3.3. Use of Proceeds. The Company covenants to the Buyer that the net proceeds to be received by the Company in this transaction shall be used to acquire the Target.

                  3.4. No Merger or Sale of Business. The Target shall remain a wholly owned subsidiary of the Company. The Company hereby agrees that it will not merge or consolidate with any person or entity, or sell, lease or otherwise dispose of its assets or the assets of Target other than in the ordinary course of business involving an aggregate consideration of more than ten percent (10%) of the book value of its or the Target's assets on a consolidated basis in any 12 month period, or liquidate, dissolve, recapitalize or reorganize.

                  3.5. No Indebtedness. Except for the loan from Comerica Bank and the promissory note and potential earn-out payments, owned to the seller, neither the Company nor the Target shall incur any indebtedness for borrowed money or become a guarantor or otherwise contingently liable for any such indebtedness except for trade payables or purchase money obligations incurred in the ordinary course of business.

                  3.6. No Issuances of Capital Stock. Neither the Company nor the Target shall issue any shares of capital stock (regardless of class or series with or without consideration) without the prior written consent of the Buyer; provided that the Company shall issue shares of capital stock upon conversion of the Series A Preferred Stock, and exercise of warrants held by the Buyer, under the Standby Equity Distribution Agreement and the issuance of any other securities to which the Buyer is entitled under this Agreement or otherwise.

                  3.7. No Other Registration Statements. Except for the filing of the registration statements contemplated in this transaction or the Standby Equity Distribution Agreement of even date herewith (the "Permitted Registration Statements"), the Company shall not file any other registration statements on any form (including but not limited to forms S-1, SB-2, S-3 and S-8) without the prior written consent of the Buyer. Further, the Company shall not register for sale or resale of any shares of capital stock in the Permitted Registration Statements other than the capital stock beneficially owned by the Buyer or to be issued to the Buyer upon conversion of the Series A Preferred Stock, exercise of warrants or issuance under the Standby Equity Distribution Agreement of even date herewith.

                  3.8. Capital Structure of the Company. The Company agrees to obtain the consent of the Buyer prior to any change or modification of the Company's capital structure as permitted by Florida law.


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

         4. REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE COMPANY.

         To induce Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, the Company represents and warrants to and covenants with the Buyer as follows:

                  4.1. Organization; Compliance. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Target is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Each of the Company and the Target is: (a) entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and (b) duly licensed and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where the failure to do so would not result in a material adverse effect on the Company.

                  4.2. Capitalization and Related Matters.

                           (a) As of the date hereof and after  consummation  of
the transaction described in this Agreement, the authorized capital stock of the Company consists of 2,100,000,000 shares of stock, of which 2,000,000,000 shares are designated as Common Stock and 100,000,000 shares are designated as Preferred Stock. As of the date hereof and after the consummation of the transactions described herein, there are 100,000,000 shares of Common Stock, 6,000,000 shares of Series A Preferred Stock and 10,000,000 shares of Series B Preferred Stock outstanding. As of the date hereof and after the consummation of the transactions described herein, the authorized capital stock of the Target consists of 150,000 shares of stock, of which 100,000 shares are designated as Common Stock and 50,000,000 shares are designated as Preferred Stock. As of the date hereof and after consummation of the transactions described herein, there are 50,000 shares of Common Stock outstanding, all of which are owned by the Company. All outstanding shares of capital stock of the Company and the Target are duly and validly issued, fully paid and nonassessable. No shares of capital stock of the Company or the Target (i) were issued in violation of the preemptive rights of any shareholder, or (ii) are held as treasury stock.

                           (b)  Except as set forth in the  Disclosure  Schedule
attached hereto (the "Disclosure Schedule"), there are no outstanding any securities convertible into Common Stock or any other capital stock of the Company or Target nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, such capital stock or securities convertible into such capital stock
(collectively, "Securities Rights"). Neither the Company or Target: (i) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock; or (ii) has any liability for dividends or other distributions declared or accrued, but unpaid, with respect to any capital stock.

                           (c)  Neither the Company nor Target is a party to any
agreement, understanding or arrangement, direct or indirect, relating to any class or series of the Company's or Target's capital stock, including, without


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

limitation, any voting agreement, restriction on resale, shareholder agreement or registration rights agreement.

                  4.3. Subsidiaries and Investments.

                           (a)  Upon  consummation  of  the  acquisition  of the
Target, the Company shall own all of the outstanding capital stock of the Target, and no person or entitiy shall possess Securities Rights in the Target. All rights and powers to vote such shares or other equity interests in the Target are held exclusively by the Company.

                           (b) Except as disclosed in the  Disclosure  Schedule,
neither the Company nor the Target owns, or has owned, any equity interest in any corporation, limited liability company, partnership, joint venture or other entity (except for the Company's ownership of the Target).

                  4.4. Execution; No Inconsistent Agreements; Etc.

                           (a) This  Agreement is a valid and binding  agreement
of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies.

                           (b) The execution  and delivery of this  Agreement by
the Company does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of the Company, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any note, bond, mortgage, lease, indenture, agreement or obligation to which the Company is a party, pursuant to which the Company otherwise receives benefits, or to which any of the properties of the Company is subject.

                  4.5. Corporate Records. The statutory records, including the stock register and minute books of the Company and the Target, fully reflect all issuances, transfers and redemptions of its capital stock, correctly show and will correctly show the total number of shares of its capital stock issued and outstanding on the date hereof and on the Closing Date, the charter or other organizational documents and all amendments thereto, and bylaws as amended and currently in force.

                  4.6. Financial Statements.

                           (a) The Disclosure Schedule contains the consolidated
pro forma balance sheet of the Target as of the Closing Date, and the consolidated pro forma consolidated profit and loss statement of the Target for the fiscal year ended June 30, 2005 and the balance sheet as of Closing Date (hereinafter referred to as the "2004 Target Balance Sheet"). All the foregoing financial statements are referred to herein collectively as the "Target Financial Statements."

                           (b) The  Target  Financial  Statements  have been and
will be prepared in accordance with U.S. GAAP, applied on a consistent basis (except that the unaudited statements do not contain all the disclosures


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

required by GAAP), and fairly reflect and will reflect in all material respects the financial condition of the Target as at the dates thereof and the results of the operations of the Target for the periods then ended.

                  4.7. Liabilities. The Company has no material debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise. The Target has no material debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except those reflected on the 2004 Target Balance Sheet, including the notes thereto.

                  4.8. Absence of Changes. Except as described in the Disclosure Schedule dated hereof to the Closing Date, there has not been any adverse change in the business, assets, liabilities, results of operations or financial condition of the Company or Target or in its relationships with suppliers, customers, employees, lessors or others other than changes in the ordinary course of business, none of which, singularly or in the aggregate, have had or will have a material adverse effect on the business, properties or financial condition of the Company or the Target; and

                  4.9. Title to Properties. Each of the Company and Target has good and marketable title to all of its properties and assets, real and personal, including, but not limited to, those reflected in the 2004 Target Balance Sheet (except as since sold or otherwise disposed of in the ordinary course of business, or as expressly provided for in this Agreement), free and clear of all Encumbrances of any kind or character except: (a) the lien and Mortgage in favor of Comerica Bank; (b) those securing liabilities of the Target incurred in the ordinary course (with respect to which no material default exists); (c) liens of 2004 real estate and personal property taxes; and (d) imperfections of title and Encumbrances, if any, which, in the aggregate (i) are not substantial in amount; (ii) do not detract from the value of the property subject thereto or impair the operations of the Target or; and (iii) do not have a material adverse effect on the business, properties or assets of the Target.

                  4.10. Compliance With Law. The business and activities of the Target has at all times been conducted in accordance with its articles of incorporation and bylaws and any applicable law, regulation, ordinance, order, License (defined below), permit, rule, injunction or other restriction or ruling of any court or administrative or governmental agency, ministry, or body, except where the failure to do so would not result in a material adverse effect on the Target.

                  4.11. Taxes. The Target has duly filed all material federal, state, local and foreign tax returns and reports, and all returns and reports of all other governmental units having jurisdiction with respect to taxes imposed on it or on its income, properties, sales, franchises, operations or employee benefit plans or trusts, all such returns were complete and accurate when filed, and all taxes and assessments payable by the Target have been paid to the extent that such taxes have become due. All taxes accrued or payable by the Target for all periods through December 31, 2003 have been accrued or paid in full, whether or not due and payable and whether or not disputed. The Target has withheld proper and accurate amounts from its employees for all periods in full compliance with the tax withholding provisions of applicable foreign, federal, state and local tax laws. There are no waivers or agreements by the Target for the extension of time for the assessment of any taxes. The tax returns of the


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

Target have never been examined by any authority or other administrative body or court of any state or country. There are not now any examinations of the income tax returns of the Target pending, or any proposed deficiencies or assessments against the Company of additional taxes of any kind. The Company and the Target shall duly and timely prepare and file all material federal, state, local and foreign tax returns and reports for 2004, and all returns and reports of all other governmental units having jurisdiction with respect to taxes imposed on the Company, or Target, or on their income, properties, sales, franchises, operations or employee benefit plans or trusts, and all such returns will be complete and accurate when filed.

                  4.12. Real Properties. The Company does not have an interest in any real property, except for the Leases (as defined below). The Target owns the real property described in the Disclosure Schedules.

                  4.13. Leases of Real Property. All leases pursuant to which the Target is lessee or lessor of any real property (the "Leases") are listed in the Disclosure Schedule and are valid and enforceable in accordance with their terms. There is not under any of such leases (a) any material default or any claimed material default by the Target or any event of default or event which with notice or lapse of time, or both, would constitute a material default by the Target and in respect to which the Target has not taken adequate steps to prevent a default on its part from occurring, or (b) to the knowledge of the Target, any material default by any lessee of the Target or any event of default or event which with notice or lapse of time, or both, would constitute a material default by any lessee. The copies of the Leases heretofore furnished to Buyer are true, correct and complete, and such Leases have not been modified in any respect since the date they were so furnished, and are in full force and effect in accordance with their terms. The Target is lawfully in possession of all real properties of which they are a lessee (the "Leased Properties").

                  4.14. Contingencies. Except as disclosed in the SEC Documents, there are no actions, suits, claims or proceedings pending, or to the knowledge of the Target threatened against, by or affecting, the Target in any court or before any arbitrator or governmental agency that may have a material adverse effect on the Target or which could materially and adversely affect the right or ability of the Target to consummate the transactions contemplated hereby. To the knowledge of the Company, there is no valid basis upon which any such action, suit, claim, or proceeding may be commenced or asserted against it. There are no unsatisfied judgments against the Target and no consent decrees or similar agreements to which the Target is subject and which could have a material adverse effect on the Target.

                  4.15. Products Liability; Warranties; Insurance. The Target will have not loss, damage, liability, fine, penalty, cost and expense (each, a "Liability") that is not fully covered by insurance relating to any product manufactured, distributed or sold by the Target prior to the Closing, whether or not such Liability is related to products that are defective or improperly designed or manufactured or are in breach of any express or implied product warranty.

                  4.16. Intellectual Property Rights.

                           (a) The Target owns and  possesses  all right,  title
and interest in and to, or has a valid  license to use,  all of the  Proprietary


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Rights (as  defined  below)  necessary  for the  operation  of its  business  as presently conducted and none of such Proprietary Rights have been abandoned;

                           (b)  no  claim  by any  third  party  contesting  the
validity, enforceability, use or ownership of any such Proprietary Rights has been made, is currently outstanding or, to the knowledge of the Target, is threatened, and to the knowledge of the Target there is no reasonable basis for any such claim;

                           (c)  neither the Target nor any  registered  agent of
any of the foregoing has received any notice of, nor is the Target aware of any reasonable basis for an allegation of, any infringement or misappropriation by, or conflict with, any third party with respect to such Proprietary Rights, nor has the Target, or any registered agent of any of them received any claim of infringement or misappropriation of or other conflict with any Proprietary Rights of any third party;

                           (d) the Target has not infringed,  misappropriated or
otherwise violated any Proprietary Rights of any third parties, and the Target is not aware of any infringement, misappropriation or conflict which will occur as a result of the continued operation of the Target as presently operated and as contemplated to be operated or as a result of the consummation of the transactions contemplated hereby; and

                           (e)  all  employees  who  have   contributed   to  or
participated in the conception and/or development of all or any part of the Proprietary Rights which are not licensed to the Target from a third party either (i) have been party to a "work-for-hire" arrangement or agreement with the Target, in accordance with applicable federal and state law, that has accorded the Target full, effective, exclusive, and original ownership of all tangible and intangible property thereby arising, or (ii) have executed appropriate instruments of assignment in favor of the Target as assignee that have conveyed to the Target full, effective and exclusive ownership of all tangible and intangible property thereby arising.

                           (f) As used  herein,  the term  "Proprietary  Rights"
means all proprietary information of the Target, as the case may be, including all patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice), all trademarks, service marks, trade dress, trade names, corporate names, domain names, copyrights, all trade secrets, confidential information, ideas, formulae, compositions, know-how, processes and techniques, drawings, specifications, designs, logos, plans, improvements, proposals, technical and computer data, documentation and software, financial, business and marketing plans, and related information and all other proprietary, industrial or intellectual property rights relating to the business of the Target, including those proprietary, industrial or intellectual property rights found at the Target's websites listed in the Disclosure Schedule.

                           (g) The consummation of the transactions contemplated
by this Agreement will not adversely affect the right of the Target to continue to use the Proprietary Rights. To the extent that the registration of any Proprietary Right is required by law, such Proprietary Right has been duly and validly registered or filed, and any fees that are necessary to maintain in force any Proprietary Rights or registrations thereof have been paid.


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

                  4.17. Material Contracts. The Disclosure Schedule contains a complete list of all contracts of the Target that involve consideration in excess of the equivalent of $25,000 or have a term of one year or more (the "Material Contracts"). Except as disclosed in the Disclosure Schedule: (a) the Target has performed all material obligations to be performed by it under all such contracts, and is not in material default thereof, and (b) no condition exists or has occurred which with the giving of notice or the lapse of time, or both, would constitute a material default by the Target or accelerate the maturity of, or otherwise modify, any such contract, and (c) all such contracts are in full force and effect. No material default by any other party to any of such contracts is known or claimed by the Target to exist.

                  4.18. Employee Benefit Matters.

                           (a) Except as disclosed in the  Disclosure  Schedule,
the Target does not provide, nor is it obligated to provide, directly or indirectly, any benefits for employees other than salaries, sales commissions and bonuses, including, but not limited to, any pension, profit sharing, stock option, retirement, bonus, hospitalization, insurance, severance, vacation or other employee benefits (including any housing or social fund contributions) under any practice, agreement or understanding.

                           (b) Each  employee  benefit plan  maintained by or on
behalf of the Target or any other party (including any terminated pension plans) which covers or covered any employees or former employees of the Target (collectively, the "Employee Benefit Plan") is listed in the Disclosure Schedule. With respect to each such plan: (a) no litigation, administrative or other proceeding or claim is pending, or to the knowledge of the Target, threatened or anticipated involving such plan; (b) there are no outstanding requests for information by participants or beneficiaries of such plan; and (c) such plan has been administered in compliance in all material respects with all applicable laws and regulations.

                           (c) The Target has timely made payment in full of all
contributions to all of the Employee Benefit Plans which the Target was obligated to make prior to the date hereof; and there are no contributions declared or payable by the Target to any Employee Benefit Plan which, as of the date hereof, has not been paid in full.

                  4.19. Possession of Franchises, Licenses, Etc. The Target: (a) possesses all material franchises, certificates, licenses, permits and other authorizations (collectively, the "Licenses") from governmental authorities, political subdivisions or regulatory authorities that are necessary for the ownership, maintenance and operation of its business in the manner presently conducted; (b) are not in violation of any provisions thereof; and (c) have maintained and amended, as necessary, all Licenses and duly completed all filings and notifications in connection therewith.

                  4.20. Environmental Matters. Except as disclosed in the Disclosure Schedule: (i) the Target is not in violation, in any material respect, of any Environmental Law (as defined below); (ii) the Target has received all permits and approvals with respect to emissions into the environment and the proper collection, storage, transport, distribution or disposal of Wastes (as defined below) and other materials required for the operation of its business at present operating levels; and (iii) the Target is not liable or responsible for any material clean up, fines, liability or expense arising under any Environmental Law, as a result of the disposal of Wastes or other materials in or on the property of the Target (whether owned or leased), or in or on any other property, including property no longer owned, leased or used by the Target. As used herein, (a) "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree (foreign or domestic) regulating, relating to, or imposing liability or standards of conduct concerning, Wastes, or the environment; and (b) "Wastes" means and includes any hazardous, toxic or dangerous waste, liquid, substance or material (including petroleum products and derivatives), the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

                  4.21. Agreements and Transactions with Related Parties. Except as disclosed in the Disclosure Schedule, the Target is not, and since inception has not been, a party to any contract, agreement, lease or transaction with, or any other commitment to, (a) a shareholder, (b) any person related by blood, adoption or marriage to shareholder, (c) any director or officer of the Target,
(d) any corporation or other entity in which any of the foregoing parties has, directly or indirectly, at least five percent (5.0%) beneficial interest in the capital stock or other type of equity interest in such corporation or other entity, or (e) any partnership in which any such party is a general partner or a limited partner having a five percent (5%) or more interest therein (any or all of the foregoing being herein referred to as a "Related Party" and collectively as the "Related Parties"). Without limiting the generality of the foregoing, except as set forth in the Disclosure Schedule, (a) no Related Party, directly or indirectly, owns or controls any assets or properties which are or have since January 1, 2003 been used in the business of the Target, and (b) no Related Party, directly or indirectly, engages in or has any significant interest in or connection with any business: (i) which is or which within the last two (2) years has been a competitor, customer or supplier of, or has done business with, the Target, or (ii) which as of the date hereof sells or distributes products or provides services which are similar or related to the products or services of the Target.

                  4.22. Business Practices. Except as disclosed in the Disclosure Schedule, the Target has not, at any time, directly or indirectly, made any contributions or payment, or provided any compensation or benefit of any kind, to any municipal, county, state, federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, or any candidate for political office. The Target's books, accounts and records (including, without limitation, customer files, product packaging and invoices) accurately describe and reflect, in all material respects, the nature and amount of the Target's products, purchases, sales and other transactions. Without limiting the generality of the foregoing, the Target has not engaged, directly or indirectly, in: (a) the practice known as "double-invoicing" or the use or issuance of pro-forma or dummy invoices; or (b) the incorrect or misleading labeling, marketing or sale of refurbished goods as new goods.

                  4.23. Full Disclosure. No representation or warranty of the Company contained in this Agreement, and none of the statements or information concerning the Company contained in this Agreement and the Schedules, contains or will contain any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         5. REPRESENTATIONS AND WARRANTIES OF BUYER.

         To induce the Company to enter into this Agreement and to consummate the transactions contemplated hereby, the Buyer represents and warrants to and covenants with the Company as follows:

                  5.1. Organization. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware. The Buyer has all requisite power and authority to execute, deliver and carry out the terms of this Agreement and the consummation of the transactions contemplated herein.

                  5.2. Execution; No Inconsistent Agreements; Etc.

                           (a) The execution and delivery of this  Agreement and
the performance of the transactions contemplated hereby have been duly and validly authorized and approved by Buyer and this Agreement is a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies.

                           (b) The execution  and delivery of this  Agreement by
Buyer does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of Buyer, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which Buyer is a party, pursuant to which any of them otherwise receive benefits, or by which any of their properties may be bound.

                  5.3. Securities Laws.

                           (a) The Buyer is  purchasing  the Series A  Preferred
Stock for investment purposes and not with a view to the sale or distribution, by public or private sale or other disposition, and the Buyer has no present intention of selling, granting any participation in or otherwise distributing or disposing of any of the Series A Preferred Stock.

                           (b)  Investment  Representations.  The Buyer has been
offered the opportunity to ask questions of, and receive answers from the Company's management, and the Buyer has been given full and complete access to all available information and data relating to the business and assets of the Company and has obtained such additional information about the Company as the Buyer has deemed necessary in order to evaluate the opportunities, both financial and otherwise, with respect to the Company and, except as set forth herein, has not relied on any representation, warranty or other statement concerning the Company and its evaluation of the decision to consummate the transactions contemplated herein. In its judgment, the Buyer is sufficiently familiar with the Company to enable the Buyer to proceed with the transactions contemplated hereby.

                           (c) The Buyer is an  "accredited  investor,"  as such
term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                           (d) The Buyer is a  sophisticated  investor  familiar
with the type of risks inherent in the acquisition of securities such as the shares of the Company and the Buyer's financial position is such that the Buyer can afford to retain its shares of Company Series A Preferred Stock for an indefinite period of time without realizing any direct or indirect cash return on its investment.

         6. CONDITIONS TO OBLIGATIONS OF ALL PARTIES.

         The obligation of Buyer and the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing, of each of the following conditions; any or all of which may be waived in whole or in part by the joint agreement of Buyer and the Company:

                  6.1. Absence of Actions. No action or proceeding shall have been brought or threatened before any court or administrative agency to prevent the consummation or to seek damages in a material amount by reason of the transactions contemplated hereby, and no governmental authority shall have asserted that the within transactions (or any other pending transaction involving Buyer or the Company when considered in light of the effect of the within transactions) shall constitute a violation of law or give rise to material liability on the part of the Company or the Buyer.

                  6.2.  Consents.  The  parties  shall  have  received  from any suppliers, lessors, lenders, lien holders or governmental authorities, bodies or agencies having jurisdiction over the transactions contemplated by this Agreement, or any part hereof, such consents, authorizations and approvals as are necessary for the consummation hereof.

         7. CONDITIONS TO OBLIGATIONS OF THE BUYER.

         All obligations of the Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by Buyer:

                  7.1.  Representations and Warranties.  The representations and warranties contained in SECTION 4 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall be true, correct and complete in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true, correct and complete at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

                  7.2. Compliance with Agreements and Conditions. The Company shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

                  7.3. Absence of Material Adverse Changes. No material adverse change in the business, assets, financial condition, or prospects of the Company or Target shall have occurred, no substantial part of the assets of the Company or Target not substantially covered by insurance shall have been destroyed due to fire or other casualty, and no event shall have occurred which has had or will have a material adverse effect on the business, assets, financial condition or prospects of the Company.

                  7.4. Approvals. The Company's Board of Directors and shareholders shall have taken the action required by them pursuant to this Agreement, including an amendment to the Company's articles of incorporation to adopt the rights and preferences of the Series A Preferred Stock, authorize issuance of the Series A Preferred Stock and Common Stock to be issued upon conversion of the Series A Preferred Stock and the reservation of the shares of Common Stock to be issued upon conversion of the Series A Preferred Stock.

                  7.5. Other Agreements. The Company shall have executed and delivered to the Buyer a Registration Rights Agreement, Escrow Agreement and Irrevocable Transfer Agent Instructions, all in a form acceptable to the Buyer.

                  7.6. Certificate of Designation. The Company shall have adopted and filed with the Secretary of State of Nevada the Certificate of Designation of the Series A Convertible Preferred Stock.

                  7.7. Consummation of Acquisition of Target. Prior to or simultaneously herewith the Target shall have consummated the acquisition of the assets of the Seller.

                  7.8. Bank Financing. Target shall have received bank financing in the amount of $6,200,000 to be used primarily in connection with Target's purchase of the assets of the Seller.

                  7.9. Other Documents. The Company shall have delivered to the Buyer such other documents and instruments as the Buyer deems reasonably necessary or desirable to consummate the transactions contemplated hereby.

         All documents delivered to the Buyer shall be in form and substance reasonably satisfactory to the Buyer.

         8. CONDITIONS TO OBLIGATIONS OF THE COMPANY.

         All of the obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by the Company:

                  8.1. Representations and Warranties. The representations and warranties contained in SECTION 5 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of Buyer in connection with the transactions contemplated by this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

                  8.2. Compliance with Agreements and Conditions. Buyer shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or on the Closing Date.

         9. INDEMNITY.

                  9.1. Indemnification by the Company. The Company (hereinafter collectively called the "Company Indemnitor") shall defend, indemnify and hold harmless the Buyer, its direct and indirect parent corporations, subsidiaries and affiliates, their officers, members, directors, employees, attorneys and agents (hereinafter collectively called "Buyer Indemnitees") against and in respect of any and all loss, damage, liability, fine, penalty, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "Buyer Losses"), suffered or incurred by any Buyer Indemnitee by reason of, or arising out of:

                           (a) any  misrepresentation,  breach  of  warranty  or
breach or nonfulfillment of any covenant, obligation or agreement of the Company contained in this Agreement or in any certificate, schedule, instrument or document delivered to Buyer by or on behalf of the Company pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein); and

                           (b) any  liabilities  of the  Company  of any  nature
whatsoever (including tax liability, penalties and interest), whether accrued, absolute, contingent or otherwise, (i) existing as of the date of the 2004 Target Balance Sheet, and required to be shown therein in accordance with GAAP, to the extent not reflected or reserved against in full in the 2004 Target Balance Sheet; or (ii) arising or occurring between September 1, 2004 and the Closing Date, except for liabilities arising in the ordinary course of business, none of which shall have a material adverse effect on the Company.

                           (c)  Indemnification by Buyer. The Buyer (hereinafter
called the "Buyer Indemnitor") shall defend, indemnify and hold harmless the Company, its direct and indirect parent corporations, subsidiaries and affiliates, their officers, members, directors, employees, attorneys and agents (hereinafter called "Company Indemnitee") against and in respect of any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "Company Losses"), suffered or incurred by Company Indemnitee by reason of or arising out of any misrepresentation, breach of warranty or breach or non-fulfillment of any material covenant, obligation or agreement of Buyer contained in this Agreement or in any other certificate, schedule, instrument or document delivered to the Company by or on behalf of Buyer pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein).

                  9.2. Defense of Claims.

                           (a) Each party seeking indemnification  hereunder (an
"Indemnitee"): (i) shall provide the other party or parties (the "Indemnitor") written notice of any claim or action by a third party for which an Indemnitor may be liable under the terms of this Agreement, within ten (10) days after such claim or action arises and is known to Indemnitee, and (ii) shall give the Indemnitor a reasonable opportunity to participate in any proceedings and to settle or defend any such claim or action. The expenses of all proceedings, contests or lawsuits with respect to such claims or actions shall be borne by the Indemnitor. If the Indemnitor wishes to assume the defense of such claim or action, the Indemnitor shall give written notice to the Indemnitee within ten
(10) days after notice from the Indemnitee of such claim or action, and the Indemnitor shall thereafter assume the defense of any such claim or liability, through counsel reasonably satisfactory to the Indemnitee, provided that Indemnitee may participate in such defense at their own expense, and the Indemnitor shall, in any event, have the right to control the defense of the claim or action. The failure of an Indemnitee to give any notice required by this Section shall not affect any of such party's rights under this Section or otherwise, except and to the extent that such failure is actually prejudicial to the rights or obligations of the Indemnitor.

                           (b) If the  Indemnitor  shall not assume the  defense
of, or if after so assuming it shall fail to defend, any such claim or action, the Indemnitee may defend against any such claim or action in such manner as they may deem appropriate and the Indemnitees may settle such claim or litigation on such terms as they may deem appropriate but subject to the Indemnitor's approval, such approval not to be unreasonably withheld; provided, however, that any such settlement shall be deemed approved by the Indemnitor if the Indemnitor fails to object thereto, by written notice to the Indemnitee, within fifteen (15) days after the Indemnitor's receipt of a written summary of such settlement. The Indemnitor shall promptly reimburse the Indemnitee for the amount of all expenses, legal and otherwise, incurred by the Indemnitee in connection with the defense and settlement of such claim or action.

                           (c) If a non-appealable  judgment is rendered against
any Indemnitee in any action covered by the indemnification hereunder, or any lien attaches to any of the assets of any of the Indemnitee, the Indemnitor shall immediately upon such entry or attachment pay such judgment in full or discharge such lien unless, at the expense and direction of the Indemnitor, an appeal is taken under which the execution of the judgment or satisfaction of the lien is stayed. If and when a final judgment is rendered in any such action, the Indemnitor shall forthwith pay such judgment or discharge such lien before any Indemnitee is compelled to do so.

                  9.3. Waiver. The failure of any Indemnitee to give any notice or to take any action hereunder shall not be deemed a waiver of any of the rights of such Indemnitee hereunder, except to the extent that Indemnitor is actually prejudiced by such failure.

         10. TERMINATION.

                  10.1. Termination. This Agreement may be terminated at any time on or prior to the Closing:

                           (a) By mutual consent of Buyer and the Company; or

                           (b) At the  election  of Buyer if: (i) a Company  has
breached or failed to perform or comply with any of its representations, warranties, covenants or obligations under this Agreement; or (ii) any of the conditions precedent set forth in SECTION 6 OR 7 is not satisfied as and when required by this Agreement; or (iii) the Closing has not been consummated by September 15, 2004; or

                           (c) At the  election of the Company if: (i) Buyer has
breached or failed to perform or comply with any of its representations, warranties, covenants or obligations under this Agreement; or (ii) any of the conditions precedent set forth in SECTION 6 OR 8 is not satisfied as and when required by this Agreement; or (iii) if the Closing has not been consummated by September 15, 2004.

                  10.2. Manner and Effect of Termination. Written notice of any termination ("Termination Notice") pursuant to this SECTION 10 shall be given by the party electing termination of this Agreement ("Terminating Party") to the other party or parties (collectively, the "Terminated Party"), and such notice shall state the reason for termination. The party or parties receiving Termination Notice shall have a period of ten (10) days after receipt of Termination Notice to cure the matters giving rise to such termination to the reasonable satisfaction of the Terminating Party. If the matters giving rise to termination are not cured as required hereby, this Agreement shall be terminated effective as of the close of business on the tenth (10th) day following the Terminated Party's receipt of Termination Notice. Upon termination of this Agreement prior to the consummation of the Closing and in accordance with the terms hereof, this Agreement shall become void and of no effect, and none of the parties shall have any liability to the others, except that nothing contained herein shall relieve any party from: (a) its obligations under SECTIONS 2.3 AND 2.4; or (b) liability for its intentional breach of any representation, warranty or covenant contained herein, or its intentional failure to comply with the terms and conditions of this Agreement or to perform its obligations hereunder.

         11. MISCELLANEOUS.

                  11.1. Notices.

                           (a)  All  notices,   requests,   demands,   or  other
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person, or upon the expiration of two (2) days after the date sent, if sent by federal express (or similar overnight courier service) to the parties at the following addresses:


         (i)   If to Buyer:          Cornell Capital Partners, LP
                                     101 Hudson Street - Suite 3700
                                     Jersey City,  NJ 07302
                                     Attention: Mark Angelo
                                                Portfolio Manager
                                     Telephone: (201) 985-8300
                                     Facsimile: (201) 985-8266
               with a copy to:        Cornell Capital Partners, LP
                                     101 Hudson Street -Suite 3700
                                     Jersey City, NJ 07302
                                     Attention: Troy J. Rillo, Esq.
                                                Senior Vice President
                                     Telephone: (201) 985-8300
                                     Facsimile: (201) 985-8266

         (ii)  If to the Company:    Sagamore Holdings, Inc.
                                     33 South Wood Avenue - Suite 600
                                     Iselin, NJ 08830
                                     Attention: Robert Farrell/ Joseph Donohue
                                     Telephone: (732) 603-4967
                                     Facsimile: (732) 603-3883

               With a copy to:        Kirkpatrick & Lockhart LLP
                                     201 South Biscayne Boulevard - Suite 2000
                                     Miami, FL 33131-2399
                                     Attention: Harris C. Siskind, Esq.
                                     Telephone: (305) 539-3300
                                     Facsimile: (305) 358-7095

                           (b)  Notices  may also be given in any  other  manner
permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

                  11.2. Survival. The representations, warranties, agreements and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive any investigation heretofore or hereafter made by the parties and the consummation of the transactions contemplated herein and shall continue in full force and effect after the Closing.

                  11.3. Counterparts; Interpretation. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. All Schedules hereto shall be deemed a part of this Agreement. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement: "herein", "hereby", "hereunder", "herewith", "hereafter" and "hereinafter" refer to this Agreement in its entirety, and not to any particular subsection or paragraph. References to "including" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

                  11.4. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in the forum selected hereby.

                  11.5. Successors and Assigns; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors; provided, however, that the Company may not assign this Agreement or any rights hereunder, in whole or in part.

                  11.6. Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

                  11.7. Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.


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

                  11.8. Headings. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

                  11.9. Expenses.

                           11.9.1.  Legal Fees.  Except as  otherwise  expressly
provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Buyer or the Company as each party incurs such expenses.

                           11.9.2.  Structuring  Fees.  The Company shall pay to
Yorkville Advisors Management, LLC, directly out of the Purchase Price, a fee of $100,000 for structuring this transaction. The fee shall be deemed fully earned on the date hereof, and the payment shall be offset against the Purchase Price.

                           11.9.3.  Commitment  Fees.  The Company  shall pay to
Yorkville Advisors Management, LLC a commitment fee equal to Six Hundred Thousand Dollars ($600,000). Further, on the Closing Date, the Company shall issue to Yorkville Advisors Management, LLC shares of Common Stock equal to 2.5% of the Company's outstanding Common Stock on a fully-diluted basis (but excluding the Common Stock to be issued to the Investor upon conversion of the Series A Preferred Stock). The commitment fee shall be deemed fully earned on the date hereof, and the payment shall be offset against the Purchase Price.

                           11.10.  Finder's  Fees.  The Buyer  represents to the
Company that no broker, agent, finder or other party has been retained by it in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the Buyer to be paid for or on account of the transactions contemplated hereby. The Company represents to the Buyer that no broker, agent, finder or other party has been retained by the Company in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the Company to be paid for or on account of the transactions contemplated hereby.

                           11.11. Gender. Where the context requires, the use of
the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

                           11.12.   Currency.   All  foreign   currency  amounts
required to be converted to U.S. Dollars for purposes of this Agreement shall be converted in accordance with GAAP.

                           11.13.  Acceptance  by Fax. This  Agreement  shall be
accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

                           11.14.  Attorneys  Fees. If any legal action or other
proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, court costs and all expenses (including, without limitation, all such fees, costs and expenses incident to appellate, bankruptcy, post-judgment and alternative dispute resolution proceedings), incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

                           11.15. NO JURY TRIAL.  THE PARTIES HEREBY  KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties have executed this Investment Agreement or caused this Investment Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                            BUYER:

                                            CORNELL CAPITAL PARTNERS, LP

                                            By:    Yorkville Advisors, LLC
                                            Its:   General Partner


                                            By:    /s/Mark Angelo
                                                ---------------------------
                                            Name:  Mark Angelo
                                            Title: Portfolio Manager

                                            COMPANY:

                                            SAGAMORE HOLDINGS, INC.


                                            By:    /s/Robert Farrell
                                                ---------------------------
                                            Name:  Robert Farrell
                                            Title: President



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


                                    EXHIBIT A


       CERTIFICATE OF DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK




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